U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 4, 2003

COMMISSION FILE NUMBER: 000-27549

TANKLESS SYSTEMS WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation or organization)	88-0362112 (I.R.S. Employer Identification No.)

7650 E. Evans Road, Suite C, Scottsdale, AZ                                 85260

(Address of principal executive offices)                                       (Zip Code)

Registrant's telephone number: (480) 609-7575

2920 E. Camelback Rd., Suite 150, Phoenix, Arizona          85016

(Former name or former address if changed since last report)

This report is amended to furnish the required financial statements.

ITEM 1.  Changes in control of Registrant.

  a)

On November 7, 2003, 8,366,778 shares of restricted common stock of the Registrant were issued to the shareholders of Envirotech Systems Worldwide, Inc. (“ESW”) in exchange for all of the issued and outstanding shares of ESW, pursuant to the provisions of the Agreement of Share Exchange and Plan of Reorganization dated November 4, 2003 by and between Tankless Systems Worldwide, Inc. and ESW which Agreement is filed as an exhibit to this Registrant’s 8-K.  As a result of closing pursuant to the Acquisition Agreement, and the issuance of such shares, ESW has become a wholly-owned subsidiary of the Registrant and former ESW shareholders now own approximately 74% of Registrant’s issued and outstanding shares.

  b)

There are no arrangements known to the Registrant, including any pledge by any person, of securities of the Registrant, the operation of which may, at a subsequent date, result in a change in control of Registrant.

ITEM 7.  Financial Statements and Exhibits

a)

The audited financial statements of Envirotech Systems Worldwide, Inc. for the period ended November 7, 2003 and the years ended December 31, 2002 and 2001 appear on pages F-1 to F-13 of this amended report

b)

Exhibits

Exhibit                  Description

2.1      Agreement of Share Exchange and Plan of Reorganization dated November 4, 2003*

* Previously filed

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 20, 2004

TANKLESS SYSTEMS WORLDWIDE, INC.

By:  /s/ Thomas Kreitzer

Name:  Thomas Kreitzer

Title: Interim Chief Executive Officer

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

To the Board of Directors and Audit Committee

Envirotech Systems Worldwide, Inc.

I have audited the accompanying balance sheets of Envirotech Systems Worldwide, Inc. as of November 7, 2003, December 31, 2002 and 2001 and the related statements of operations, stockholders’ equity, and cash flows for the period ended November 7, 2003 and the years ended December 31, 2002, and 2001.  These financial statements are the responsibility of the Company’s management.  My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Envirotech Systems Worldwide, Inc., as of November 7, 2003, and December 31, 2002 and 2001 and the related statements of operations, stockholders’ equity, and cash flows for the period ended November 7, 2003 and the years ended December 31, 2002, and 2001 are in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company has experienced losses since inception. This factor raises substantial doubt about the Company’s ability to continue as a going concern.  This factor and others are detailed in Note 7 along with management’s plans for the Company.  The financial statements do not include any adjustments that might result from this uncertainty.

/s/ Shelley International CPA

Shelley International CPA

February 18, 2004

Mesa Arizona

ENVIROTECH SYSTEMS WORLDWIDE, INC.

BALANCE SHEETS

ASSETS

	November 7,	December 31,	December 31,
	2003	2002	2001
CURRENT ASSETS
Cash	$ 10,086	$ 99,737	$ 31,966
Accounts Receivable, Net	55,946	40,316	4,362
Inventory at Cost	110,087	106,310	176,027
Prepaid Expenses	278	2,824

Total Current Assets	176,397	249,187	212,355

EQUIPMENT, NET	84,775	114,503	137,178

OTHER ASSETS
Patents and Software, Net	67,728	93,319	118,908
Deposits		1,866	1,866

Total Other Assets	67,728	95,185	120,774

Total Assets	$ 328,900	$ 458,875	$ 470,307

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Accounts Payable	$ 649,294	$ 397,100	$ 409,730
Other Payables	-	-	729
Notes Payable	759,954	543,200	322,793
Customer Deposits	45,313

Total Current Liabilities	1,454,561	940,300	733,252

Long Term Debt			3,615

Total Liabilities	1,454,561	940,300	736,867

STOCKHOLDERS' EQUITY
Common Stock authorized is
10,000,000 shares with no par value.
Issued and outstanding on November 7,
2003 is 8,366,378 shares, December 31,
2002 is 7,931,484 shares, and
December 31, 2001 is 1,764,733 shares.	2,917,911	1,949,551	1,764,733

Warrants		75,000	75,000

Retained Earnings (Loss)	(4,043,572)	(2,505,976)	(2,106,293)

Total Stockholders' Equity	(1,125,661)	(481,425)	(266,560)

Total Liabilities and Stockholders' Equity	$ 328,900	$ 458,875	$ 470,307

The accompanying notes are an integral part of these statements.

ENVIROTECH SYSTEMS WORLDWIDE, INC.

STATEMENTS OF OPERATIONS

	Period	Year	Year
	Ended	Ended	Ended
	November 7,	December 31,	December 31,
	2003	2002	2001
INCOME
Product Sales	$ 1,035,488	$ 762,674	$ 374,439
Distributorship Sales			242,971

Total Revenue	1,035,488	762,674	617,410

Less Cost of Goods Sold	681,192	554,667	270,960

Gross Profit	354,296	208,007	346,450

EXPENSES
Legal and Professional	355,505	266,866	333,528
Research and Development	131,301	4,389	292,488
Settlement Expenses	489,658
General and Administrative	473,787
Advertising	172,869
Salaries and Wages	179,648	113,869	-
Depreciation	32,953	29,615	29,045
Amortization	25,590	27,258	12,975
Interest Expense	105,581	165,693	23,861

Total Expenses	1,966,892	607,690	691,897

Net (Loss) before Income Taxes	(1,612,596)	(399,683)	(345,447)

Provision for Income Taxes	-	-	-

NET (LOSS)	$(1,612,596)	$ (399,683)	$ (345,447)

Net (Loss) per Common Share	(0.18)	(0.05)	(0.05)

Weighted Average Number
of Common Shares
Outstanding	8,795,263	7,572,232	7,421,247

The accompanying notes are an integral part of these statements.

ENVIROTECH SYSTEMS WORLDWIDE, INC.

STATEMENT OF STOCKHOLDERS’ EQUITY

for the period December 31, 1999 to November 7, 2003

	Price	Common Stock		Offering		Accumulated	Total
	Per Share	Shares	Amount	Costs	Warrants	(Loss)	Equity

Balance December 31, 1999		6,232,398	$ 527,998			$ (919,262)	(391,264.0)
							-
Common Shares issued for Services		504,368	164,368				164,368
Common Shares issued for Cash	$ 1.00	455,367	455,367				455,367
Common Shares issued for Cash	2.00	20,500	41,000				41,000
Common Shares Issued for Cash by							-
Conversion of Warrants	2.00	58,500	117,000				117,000
Common Stock Warrants issued for							-
Services					$ 75,000		75,000
Retained (Loss)						(841,584)	(841,584)

Balance December 31, 2000		7,271,133	1,305,733		75,000	(1,760,846)	(380,113)

Common Shares issued for Cash	1.00	141,000	141,000				141,000
Common Shares issued for Cash	2.00	159,000	318,000				318,000
Retained (Loss)						(345,447)	(345,447)

Balance December 31, 2001		7,571,133	1,764,733		75,000	(2,106,293)	(266,560)

Common Shares issued for Cash	1.25	10,000	12,500				12,500
Contributions to Capital			12,500				12,500
Common Shares issued to retire Debt
in the amount of $25,000	2.00	12,500	25,000				25,000
Common Shares issued to obtain Bridge
loan in the amount of $350,000		337,851	185,818	(51,000)			134,818
Retained (Loss)						(399,683)	(399,683)

Balance December 31, 2002		7,931,484	2,000,551	(51,000)	75,000	(2,505,976)	(481,425)

Common Stock Warrants withdrawn					(75,000)	75,000	-
Common Shares issued for Cash	0.50	1,851,300	934,443	(1,080)			933,363
Common Shares surrendered by							-
Founders to facilitate Merger		(2,000,000)	(2,000)				(2,000)
Common Shares issued for Services	0.50	63,594	31,797				31,797
Common Shares issued for Services	0.01	520,000	5,200				5,200
Retained (Loss)						(1,612,596)	(1,612,596)

Balance November 7, 2003		8,366,378	$2,969,991	$ (52,080)	$ -	$ (4,043,572)	$ (1,125,661)

The accompanying notes are an integral part of these statements.

ENVIROTECH SYSTEMS WORLDWIDE, INC.

STATEMENTS OF CASH FLOWS

	Period	Year	Year
	Ended	Ended	Enced
	November 7,	December 31,	December 31,
	2003	2002	2001
Operating Activities
Net (Loss)	$ (1,537,596)	$ (399,683)	$ (345,447)

Significant Non-Cash Transactions
Issued 583,594 common shares for
services valued at $36,997.	36,997
Withdrawal of Common Stock Warrents.	(75,000)
Received 2,000,000 common shares
surrendered at value of $2,000.	(2,000)
Issued 337,851 common shares as
incentive to obtain a bridge loan in
the amount of $350,000.		185,818
Issued 12,500 common shares to
retire $25,000 Debt.		25,000

Changes in assets and liabilities
Inventory	(3,777)	69,717	(18,705)
Accounts Receivable	(15,630)	(35,954)	(3,504)
Prepaid Expense	2,546	(2,824)
Accounts Payable	252,194	(13,358)	102,677
Distributorship, Net			(235,000)
Customer Deposits	47,179
Amortization Expense	25,591	27,258	12,975
Depreciation Expense	32,954	29,615	28,545

Net Cash (Used) by Operating Activities	(1,236,542)	(114,411)	(458,459)

Investing Activities

Purchase of Software		(1,669)	(126,148)
Purchase of Equipment	(3,226)	(6,940)	(5,699)

Net Cash (Used) by Investing Activities	(3,226)	(8,609)	(131,847)

Financing Activities

Principle Received on Notes	216,754	216,791	162,380
Offering Costs		(51,000)
Proceeds from sale of Common Stock	933,363	12,500	459,000
Paid in Capital		12,500

Cash Provided by Financing Activities	1,150,117	190,791	621,380

Net Increase/(Decrease) in Cash	(89,651)	67,771	31,074

Cash, Beginning of Period	99,737	31,966	892

Cash, End of Period	$ 10,086	$ 99,737	$ 31,966

Supplemental Information:
The amount of interest for 2003, 2002 and 2001 was $105,581, $165,693 and $23,861 respectively.

The accompanying notes are an integral part of these statements

Envirotech Systems Worldwide, Inc.

NOTES TO FINANCIAL STATEMENTS

November 7, 2003, December 31, 2002 and 2001

Note 1.     THE COMPANY AND ITS SIGNIFICANT ACCOUNTING POLICIES

The Company

Envirotech Systems Worldwide, Inc., the Company, is an Arizona corporation formed on December 9, 1998. The Company’s primary business is the production and sale of a tankless water heater.  The Company has contracted with a third party to manufacture and repair the units.  The Company has one product with variations in capacity for which it holds various patents.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts and the disclosure of contingent amounts in the Company’s financial statements and the accompanying notes.  Actual results could differ from those estimates.

Research and Development

The Company expenses product research and development costs as they are incurred.  The Company has one product with variations in capacity based on the flow of electricity.

Marketing Strategy

The Company sells directly to individuals, through a few distributorships, and through high volume retailers.  The Company periodically advertises on cable television stations, trade shows and trade magazines and maintains an extensive website.

Revenue Recognition

The Company usually sells its units through credit card sales to individuals and does not maintain receivables.  The Company does sell on credit to distributors.  A sale is recognized upon shipment of the product to the customer.  All shipments are FOB shipping point.  Sales to distributorships are sold FOB shipping point with 30 day terms on receivables.

Revenue from distributorship sales were recognized in the year 2001 for amounts which the Company had earned to that date prior to the cancellation of the distributorship program.

Advertising

Advertising expense included the cost of sales brochures, print advertising in trade publications, displays at trade shows and maintenance of an Internet site.  Advertising is expensed when incurred.  Advertising expense for the period ending November 7, 2003 and the years ending December 31, 2002, and 2001 are $172,869, $74,220, and $11,147 respectively

Inventory

The Company contracts with a third party to manufacture the units and is not billed for nor obligated for any work-in-process.  The Company only supplies certain parts materials and then is billed for final products completed.  Parts material inventory is stated at the lower of cost (first-in, first-out) or net realizable value.

Equipment

Equipment, including molding, is depreciated using the straight-line method over the estimated useful lives, which range from two to seven years.

Fixed assets consist of the following:

11/07/03

12/31/02

12/31//01

Tooling and machinery

$147,057

  $147,057

$147,057

Furniture and fixtures

19,803

19,802

12,363

Office equipment

_11,782

__8,656

__8,656

Total fixed assets

178,741

175,515

168,076

Less: Accumulated depreciation

(93,966)

 (61,013)

(30,898)

Total

$84,775

$114,502

$137,178

Patents

Patent costs include direct costs of obtaining patents.  Costs for new patents are capitalized and amortized over the estimated useful lives of seventeen years.

11/07/03

12/31/02

12/31//01

Patents

$6,125

$6,125

$6,125

Accumulated Depreciation

(1,471)

_(1,111)

___(751)

Net Patents

$4,654

$5,014

$5,374

The Company contracted with an outside software company to development the software to run its tankless water heater.  The amounts listed are from actual invoices from the software Company and are amortized over its estimated useful life of five years.

11/07/03

12/31/02

12/31//01

Water Heater Software

$126,149

$126,149

$126,149

Accumulated Amortization

(63,074)

(37,845)

(12,615)

Net Water Heater Software

63,075

88,304

113,534

Total Net Patents and Heater Software

$67,728

$93,318

$118,908

Earnings per Share

The basic (loss) per share is calculated by dividing the Company’s net income available to common shareholders by the weighted average number of common shares during the year.

The Company has no potentially dilutive securities outstanding at the end of the statement periods.  Therefore, the basic and diluted earnings (loss) per share are presented on the face of the statement of operations.  The warrants and convertible debt are all anti-dilutive.

Stock Based Compensation

The Company accounts for its stock based compensation based upon provisions in SFAS No. 123, Accounting for Stock-Based Compensation.  In this statement stock based compensation is divided into two general categories, based upon who the stock receiver is, namely: employees/directors and non-employees/directors.  The employees/directors category is further divided based upon the particular stock issuance plan, namely compensatory and non-compensatory.  The employee/directors non-compensatory securities are recorded at the sales price when the stock is sold.  The compensatory stock is calculated and recorded at the securities’ fair value at the time the stock is given.  SFAS 123 also provides that stock compensation paid to non-employees be recorded with a value which is based upon the fair value of the services rendered or the value of the stock given, whichever is more reliable.  The common stock paid to non-employees was valued at the value of the services rendered.

Warranty and Right of Return

Upon the sale of a system, the Company gives a 30-day money back guarantee less a 6% restocking charge.  After the 30 days the Company gives an additional five years warranty on replacement of parts.  The tank chamber is warranted not to leak for 20 years.

NOTE 2.      NOTES PAYABLE AND CAPITAL LEASE OBLIGATIONS:

Notes payable and capital lease obligations consist of the following:

11/07/03

12/31/02

12/31/01

Purchase Note

33% Interest, Payable Monthly, Paid

$      337

$   4,095

Demand Note, Paid

6,000

Capital Lease Purchase Note

16% Interest, Payable Monthly

$     912

1,399

8,073

Demand Note

No Interest, Payable Monthly

54,336

56,686

67,880

Capital Lease

22% Interest, Paid

1,681

Demand Note, Option to Convert at $2.00

Per Share, 6% Interest, Converted to Stock

25,000

Demand Note

Per Share, 6% Interest

35,000

35,000

35,000

Demand Note with Attorneys

6% Interest, Secured by all

Assets of the Corporation

82,653

82,653

82,653

Demand Note, Paid

31,880

74,827

Demand Note, Paid February 4, 2004

350,000

Original Issue Discount on Loan

(72,928)

Demand Note, Repurchase Distributorship

Territory, 7% Interest

520,500

Demand Note

10% Interest, Payable Quarterly

41,113

Demand Note

10%, Interest, Payable Monthly

11,880

Total Notes

_736,393

_491,027

_295,593

Accrued Interest

__13,561

__52,173

__27,200

Total  Notes Payable

$759,954

$543,200

$322,793

NOTE 3.     STOCKHOLDERS’ EQUITY

At inception the Company authorized 10,000,000 shares of no par value common stock.

The Company hired an outside firm to assist in the management of its operations.  This outside firm was to be paid some cash and some warrants based upon the amount of work completed.  The management firm was terminated for non-performance.  Their bill and the associated warrants are currently in dispute.  The disputed warrants of 150,000 were exercisable through December 31, 2004 at a price of $1.50 per share.  This price of $1.50 per share is currently higher than the market price.  These shares, if they were to be issued, would be anti-dilutive.  These warrants were withdrawn November 6, 2003.

The Company was initially capitalized in 1999 with the issue of 6,232,398 common shares for $527,998.  Afterward, 1,425,813 common shares were issued for services valued at $387,183; 12,500 common shares were issued to retire $25,000 of debt; 2,637,167 common shares were sold for $1,902,310; 58,500 common shares were issued for $117,000 by conversion of warrants; and 2,000,000 common shares were surrendered by founders to facilitate a merger.

NOTE 4.     INCOME TAXES:

The Company provides for income taxes under Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect currently.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. In the Company’s opinion, it is uncertain whether they will generate sufficient taxable income in the future to fully utilize the net deferred tax asset.  Accordingly, a valuation allowance equal to the deferred tax asset has been recorded.  The total deferred tax asset is $906,086, as of 11/07/03, which is calculated by multiplying a 22% estimated tax rate by the cumulative NOL of $4,118,572.  The total valuation allowance is a comparable $906,086.

11/07/03

12/31/02

12/31/01

Deferred Tax Asset

$354,771

$87,930

$75,998

Valuation Allowance

(354,771)

(87,930)

(75,998)

Current Taxes Payable

           0.00

           0.00

           0.00

Income Tax Expense

   $      0.00

$      0.00

$      0.00

Below is a chart showing the estimated federal net operating losses and the years in which they will expire.

Year

Amount

Expiration

1999

$919,262

2019

2000

841,584

2020

2001

345,447

2021

2002

399,683

2022

2003

1,612,596

2023

Total NOL

$4,118,572

NOTE 5.     LEASES AND OTHER COMMITMENTS:

The office rent is month to month.  The numbers shown below assume that the Company will remain in its current office space.

Year 1

Year 2

Year 3

Year 4

Year 5

Office Lease

25,435

25,435

25,435

25,435

25,435

NOTE 6.     GOING CONCERN

Listed below are some of the challenges which the Company is facing, and why these raise a question as to the Company’s ability to continue as a going concern.  Also described are management’s plans to turn the Company around.

Company’s Challenges

Since inception the Company has not been able to generate enough sales to cover the annual expenses.  Losses for the period ending November 7, 2003 and years ending December 31, 2002 and 2001 are $1,612,596, $399,683 and  $345,447 respectively.

The Company has survived only by raising funds.  The Company must continue to raise funds in the near future to survive. Management has been successful in the past in raising these funds.  There is no assurance that management can continue to find investors to cover the losses generated.

Management’s Plans

Management feels that the trends are encouraging because of the increase in sales every year. Advertising will continue through the printed media, cable television and the Internet. As new homebuilders become aware of the product it will be included in original house plans.  Management has placed the unit in large retail stores which is driving much of the upward sales trend.

Management has negotiated a merger with a public company effective November 7, 2003 and it will become a wholly owned subsidiary.

NOTE 7.     PENDING LITIGATION

The Company is currently a defendant in a patent infringement lawsuit.  Management feels that this action is baseless and that the Company will prevail.  No contingent liability has been recorded nor contemplated at this point.

NOTE 8.     SETTLED LITIGATION

On August 13, 2003 the Company agreed to a settlement of litigation asserting that the Company infringed on an exclusive distributorship territory.  The Company asserted a counterclaim of nonperformance on the part of the distributor.

In settlement of this matter, the Plaintiff agreed to relinquish its rights to the territory in question, the largest such territory in the United States for the Company, in return for which Envirotech agreed to pay the Plaintiff $520,500 together with interest at the rate of $4,000 per month and (4) heaters per month due September 15, October 15, and November 15, 2003.  Beginning on the 15th of each month thereafter the interest will be $6,000 per month until a principal payment is made on the $520,500 note.  After a principle payment is made the monthly interest will be calculated at 7% of the remaining balance amortized as if it were a 30-year loan.  The entire principal amount must be paid by August 13, 2013.

NOTE 9.     SEGMENT INFORMATION

Segment information is presented in accordance with SFAS 131, Disclosures about Segments of an Enterprise and Related Information.  This standard is based on a management approach, which requires segmentation based upon the Company’s internal organization and disclosure of revenue based upon internal accounting methods.  During the years 2000 and prior, management segregates its revenue into sales of distributorships and product sales.  These are shown on the face of the Statement of Operations.  Management has ceased to sell distributorships and is concentrating on product sales, which currently is its only segment.

NOTE  10.     THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS

Below is a listing of the most recent accounting standards SFAS 145-150 and their effect on the Company.

SFAS 146

Accounting for Costs Associated with Exit or Disposal Activities

This statement requires companies to recognize costs associated with exit or disposal activities, other than SFAS 143 costs, when they are incurred rather than at the date of a commitment to an exit or disposal plan.  Examples of these costs are lease termination costs, employee severance costs associated with restructuring, discontinued operation, plant closing, or other exit or disposal activity.  This statement is effective after December 15, 2002.

SFAS 147

Acquisitions of Certain Financial Institutions – an amendment of FASB Statement No. 72 and 144 and FASB Interpretation No. 9.

This statement makes the acquisition of financial institutions come under the statements 141 and 142 instead of statement 72, 144 and FASB Interpretation No. 9.  This statement is applicable for acquisition on or after October 1, 2002.

SFAS 148

Accounting for Stock-Based Compensation – Transition and Disclosure

Amends FASB 123 to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation.

SFAS 149

Amendment of Statement 133 on Derivative Instruments and Hedging Activities

This Statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities.

SFAS 150

Financial Instruments with Characteristics of both Liabilities and Equity

This statement requires that such instruments be classified as liabilities in the balance sheet.  SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003.

The adoption of these new Statements is not expected to have a material effect on the Company’s current financial position, results or operations, or cash flows.

NOTE 11.     SUBSEQUENT EVENTS

At close of business on November 7, 2003 Envirotech Systems Worldwide, Inc. became a wholly owned subsidiary of Tankless Systems Worldwide, a Nevada corporation in a direct one for one stock exchange.  All outstanding common shares of the Company were exchanged for and equal number of shares of the parent Company.